Building a Leading ENT / Allergy Specialty Company Corporate Presentat ion M a r c h 1 3 , 2 0 1 8

2 Forward Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: the planned launch of XHANCETM in retail pharmacies in early April 2018; initiation and timing of clinical trials for chronic sinusitis; brand awareness and market access objectives; market opportunities; commercial strategies; potential advantages of XHANCE and our product candidates; and other statements regarding our future operations, financial performance, prospects, intentions, objectives and other future events. Forward-looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such forward-looking statements including, among others: our ability to establish commercial and other capabilities to successfully launch XHANCE; physician and patient acceptance of XHANCE; our ability to obtain adequate third-party reimbursement for XHANCE (market access); uncertainties and delays relating to the initiation, completion and results of clinical trials; market opportunities for XHANCE may be smaller than we believe; and the risks, uncertainties and other factors discussed in the “Risk Factors” section and elsewhere in our most recent Form 10-K and Form 10-Q filings with the Securities and Exchange Commission – which are available at http://www.sec.gov. As a result, you are cautioned not to place undue reliance on any forward-looking statements. Any forward- looking statements made in this presentation speak only as of the date of this presentation, and we undertake no obligation to update such forward-looking statements, whether as a result of new information, future developments or otherwise.

3 Emerging Growth Company with Approved Products BUILDING A LEADING ENT / ALLERGY SPECIALTY COMPANY • 3.5 Million CRS patients (1.2M with nasal polyps) being treated by 15,000 physicians • Limited competition anticipated from any pharma companies at launch XHANCE Represents a Significant Opportunity in Attractive ENT/Allergy Market • Potential to be first product approved for chronic sinusitis indication—trials planned for 4Q 2018 • Expected to support expansion into primary care treating an additional 6.25M patients “Pipeline Within a Product” Creates Substantial Near-Term Value • Product candidates identified that could be developed using EDS platform for ENT/allergy market • External pipeline products also identified for potential partnering or acquisition in ENT/allergy Additional Pipeline Focused on Products for ENT/Allergy to Leverage Infrastructure/Expertise • Several candidates (Narcolepsy, Prader-Willi) are aimed at innovative “nose-to-brain” delivery approach • Plan to develop through proof of concept and to seek partnerships for further growth Create Additional Value by Early Development of Additional EDS Platform Products

4 Our Research on Over 300 Products Suggests Successful Launches are Driven by Four Key Factors Market Access Attractive Market…with High Unmet Need Differentiated Product Awareness / Execution

Large CRS Population with Severe Symptoms

Allergic Rhinitis

- Highly prevalent in the United States (~65M)
- Largely OTC / generic market
- Well-treated using INS





Perennial Rhinitis 18M
Chronic Rhinosinusitis w/o NP 20M
w/ NP 10M
Allergic Rhinitis 65M

Chronic Rhinosinusitis (CRS)

- ~30M US adults suffer from CRS—up to 10M with Nasal Polyps
- 9.75M patients actively seeking physician care annually
- 7M patients have had surgery (frequently non-curative)
- Only one other FDA-approved branded product "for the treatment of nasal polyps" and no FDA-approved product for chronic sinusitis

Mild — Moderate — Severe

* Based on US Adult Population Survey (n=10,336).

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6 A diagnosis characterized by chronic inflammation • Disease persists for many years • Significant quality of life impact (comparable to CHF, COPD, Angina) • Symptoms Include: congestion and blocked nose, purulent drainage, facial pain/pressure, loss of sense of smell, chronic sleep problems, headaches, fatigue, halitosis, mood disorders Persistent inflammation causes swelling, pain and obstruction in a high and deep region of the nasal passages where sinuses open Flares are common and require treatment with antibiotics and other medications CRS (with or without Polyps) THE ROOT ISSUE IS INFLAMMATION (NOT INFECTION)

Existing Treatments Are Often Sub-Optimal

LIMITED EFFICACY, HIGH COST, DIFFICULT, PAINFUL, MEDICAL RISKS, FREQUENTLY NOT CURATIVE

Medical Management

Saline nasal sprays, irrigation, neti pot, nebulizers, conventional intranasal steroids (INS)





80% of patients are frustrated with lack of symptom relief with INS

75% of physicians believe INS nasal sprays do not work well because they don't sufficiently reach site of inflammation

Limited Efficacy

Sinus Surgery





Up to **80%** of patients may continue to have symptoms post-surgery

Continued INS
use after surgery is typical

$8,500–$16,000 per procedure, and repeat surgery is not uncommon

High Cost, Typically Not Curative

Source: Palmer J et al . A cross-sectional population-based survey of the prevalence, disease burden, and characteristics of the US adult population with symptoms of chronic rhinosinusitis (CRS). Poster session presented at: 62nd Annual Meeting of the American Rhinologic Society; September 16-17, 2016; San Diego, CA
Optinose Market Research. Data on file.

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8 Problem: Nasal sprays and aerosols do not effectively place drug high and deep in the nasal passages Solution: Unique new concept for delivery gets medicine to targeted sites of inflammation Drug released into airflow Pressure balances Soft palate closes Blow into device Press bottle up to open device valve and actuate • Mouthpiece and sealing nosepiece • Utilizes natural functional behaviors of the upper airway  Naturally exhaled breath seals the soft palate • Drug released into the exhaled breath is deposited high and deep in the nasal passages • Exhaled air routed through proprietary exhalation delivery system (EDS) • “Positive pressure” delivery expands narrow passages  Helps the drug flow around anatomical obstructions to broadly fill one side of the nasal cavity • Simple, quick use with limited coordination requirements A Breakthrough Approach to Nasal Delivery SOLVES A KNOWN MEDICAL PROBLEM IN A UNIQUE NEW WAY

9 Optinose EDS w/Exhalation Nasal Spray w/o Exhalation Intranasal steroids are TOPICALLY ACTING medications: Delivery to sites of chronic inflammation and nasal polyp origin is important Sinus drainage regions are key treatment targets Optinose EDS Can Deliver Drug High & Deep in the Nose KEY TO TREATING CRS (W OR W/OUT POLYPS)

10 Trial Type N Sites NAVIGATE I Phase 3 Pivotal 323 54 NAVIGATE II Phase 3 Pivotal 323 38 EXHANCE-3 Phase 3 open-label 3 month 700 38 EXHANCE-12 Phase 3 open-label 12 month 223 21 Study 1102 Phase 1 bioavailability 112 2 Global Clinical Program* Improvement on all four defining symptoms of CRS Reduction in the need for surgery Magnitude of relief comparable to surgery “Medical” polyp elimination in some patients A substantially higher percentage of patients reported being “much” or “very much” improved versus placebo Key Highlights Differentiated Clinical Profile 1,500+ Patients 792 w/o polyps 780 w/ polyps * In Navigate I & II, 91% of patients reported previous use of a nasal steroid for the treatment of nasal polyps, and 54% reported previous sinus surgery or polypectomy Similar improvements in patients with and without nasal polyps

Commercialization Strategy - Build XHANCE into a Leading Product

Retail Launch Expected in Early April 2018

WAVE 1
Enter High-Density ENT/Allergy Specialty Market

~3.5M Patients

(1.2M with Nasal Polyps)

- 14,000 Physician Targets
- 80 Sales Reps Ramping up to 120
- Additional 1,000 physicians targeted through digital and non-personal promotion
- Limited Competition
- Promotion of Nasal Polyp Indication

WAVE 2
Facilitate Broader Adoption in Primary Care

~6.25M Patients

- Future Chronic Sinusitis indication facilitates broadening target market
- Additional 50,000 Primary Care Targets
- May pursue co-promote partner

WAVE 3
Activate Patient Demand

~20M Patients

- Significant Direct to Patient Opportunity
- Access "Lapsed Users" who are still suffering
- Symptomatic nature allows patients to self-identify for evaluation

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12 96.1% 0 5 10 15 20 25 30 35 40 45 Database Population % of Population with no CRS Claim % of Population with CRS Claim P at ie n t Cla im s Da ta b as e 41M 3.9% 30 Million U.S. Adults Suffer from Chronic Rhinosinusitis ~9.75M PATIENTS CURRENTLY UNDER ACTIVE CARE OF A PHYSICIAN FOR CRS Approximately 3.9% of patients in claims database have a code for CRS (2010–2012) ~9.75M CRS Patients being treated in physician offices US Adult Population Prevalence of CRS Claims ICD9 Code: 471.x and 473.x 250 Million 3.9% 9.75M CRS Patient being Treated in Physician Office Patients Treated CRS Unique Patient Claims

13 * BID dosing required for the treatment of nasal polyps, based upon Nasonex data and academic literature. WAC prices reflect a 2x multiple on the WAC price for conventional INS due to the approved dose for the treatment of nasal polyps. ^ Nasonex and Mometasone are currently the only other intranasal steroids approved for the treatment of nasal polyps. Pricing Landscape Offers Attractive Scenarios FOR NASAL POLYPS $0 $500 $1,000 $10,000 $20,000 $30,000 $40,000 Mometasone*^ (Per Month) Fluticasone* (Per Month) Nasonex*^ (Per Month) Qnasal* (Per Month) Dymista* (Per Month) Endoscopic Sinus Surgery (Per procedure) Monoclonal Antibodies (Per Year) $8,500 to $16,000 $35,000 $475 CONVENTIONAL INTRANASAL STEROIDS $425 XHANCE (Per Month) SURGERY / BIOLOGICS $39 $380$357$209 TR EA TM EN T C O ST XHANCE priced at ~10% Discount to Branded Nasonex GENERIC BRANDED

$3.4B Market Opportunity Within Specialty

TOTAL MARKET OPPORTUNITY OF >$9.5B (Nasal Polyps + CS Indications)

KEY DRIVER	SPECIALTY MARKET OPPORTUNITY	INCREMENTAL PCP OPPORTUNITY
PREVALENCE	30 Million Chronic Rhinosinusitis Sufferers in US (7 Million Have Had Surgery)	
OVERALL TREATED PATIENTS	9.75 Million CRS patients currently in physician offices being treated annually	
TREATED PATIENTS IN SEGMENT	~3.5 Million CRS patients currently treated in ENT / Allergy specialty offices annually	~6.25 Million CRS patients currently treated by primary care physicians annually
SEGMENT ANNUAL MARKET OPPORTUNITY	ENT & Allergy Specialty Segment[1] >$3.4B[2]	Primary Care Segment >$6.0B[2]
TOTAL ANNUAL US MARKET OPPORTUNITY	Total Specialty and Primary Care >$9.5B[2]	



(1) Target market represents ~10,000 ENT and allergy specialists and ~5,000 high-decile INS prescribing primary care physicians.
(2) Based on our internal estimates.

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15 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Allergists ENTs PCPs Li ke lih o o d t o P re scri b e N=200 N=202 N=302 Percent of HCPs stating they will definitely or probably prescribe a product profile similar to XHANCE Differentiated Physician Reaction to Profile SUGGESTS HIGH LAUNCH INTEREST AND ‘STANDARD OF CARE’ POTENTIAL Majority of Physician Interest in Prescribing Is Reported After Presenting a Product Profile with Only a NP Indication Physician Stated Interest Product profile with NP and CS Indications Product profile with NP Indication “ ”…There is a real need in the medical community to be able to deliver intranasal steroids higher and deeper in the nasal cavity… Allergist / Immunologist “ ”…If the Optinose Device is approved, I will definitely use it in my practice; no question…. Otolaryngologist “ ”… The Optinose Device will be a game changer… and will really improve our ability to care for patients…. Director, Division of Rhinology Source: Optinose Market Research (2015). Data on file.

16 Introducing XHANCETM Retail Launch Expected in Early April…

17 Awareness, Trial and Adoption Market Access Brand Differentiation Commercial Capabilities LAUNCH EXECUTION PRIORITIES

18 Commercial Capabilities Hired an experienced first-line sales leadership team Recruited & trained fully-dedicated contract territory managers (TMs) Experienced Sales Team Optimally Deployed to Accelerate Adoption of XHANCE at Launch ~8,000 HCPs targeted at launch Growing to ~14,000 based on expansion of market access (additional 1,000 physicians targeted through digital and non-personal promotion) ~80 TMs deployed on March 5th Growing to ~120 based on expansion of market access

19 Awareness, Trial and Adoption Social media: reached 10,000 ENTs and allergists and delivered 700,000 impressions Multi-Channel Integrated Marketing Program Increased Aided Awareness to Over 73% in the Past 4 Months Initial reaction from target physicians to core brand messages is positive Launched Xhance Xperience program in early March Clinical Nurse Educators: reached ~5,000 ENT/allergy physicians and delivered over 10,000 presentations

20 XHANCE Xperience Program- Initiated in Market on 3/5 ▪ Limited availability program offering select physicians and their patients an opportunity to gain initial experience with XHANCE ▪ Enrolled patients receive up to two prescription fills of XHANCE at no cost to them ($0 co-pay) ▪ A full-service pharmacy coordinates fulfillment As of March 12th, more than 130 unique physicians have written a total of 250+ prescriptions XPERIENCE

21 Market Access on Track to Support Retail Launch Market Access Engaged with 40 payers representing 85% of commercial lives Objective is to achieve 75% tier 3 market access for commercial lives by YE 2018 Covered Commercial Lives at Launch Favorable health system economics (e.g., surgical cost savings) suggest potential to more than offset drug acquisition cost Expect > 65% tier 3 market access for commercial lives during retail launch

Market Dynamics, Product Characteristics and Execution to Date Provide a Strong Foundation for a Successful Launch in 2018

XHANCE™

	Indicator/Objective	Assessment
Attractive Market…with High Unmet Need Current Patients Dissatisfied with Existing Treatment	>80% >80% of patients frustrated with lack of symptom relief with their current INS	✓
Physician Dissatisfaction with Current Treatments	75% >75% of physicians agree, in part, that INS medications do not work because they do not reach the site of inflammation	✓
Differentiated Product Physician Stated Interest to Prescribe	70%–80% Physicians' stated interest to prescribe based on product profile similar to XHANCE	✓
Market Access Covered Commercial Lives at Launch	65% T3 Coverage at Launch	On Target
Awareness / Execution Awareness During Launch	85% Aided awareness within 8,000 target ENT and allergists during launch	On Target

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23 Chronic Sinusitis Follow-on Indication (sNDA) Plan to submit protocol to FDA in 1H 2018 Selection of CRO and study locations First patients expected to enroll in 4Q 2018 Phase 3b trial design expected to include co-primary endpoints: both an objective measure of inflammation and a subjective measure of symptom relief

24 Achieve greater than 85% aided awareness of XHANCE in target ENT and allergist audience during retail launch Secure market access for XHANCE ≥65% of patients with commercial insurance plans at retail launch expanding to 75% by year end Successfully launch XHANCE in April 2018 Initiate clinical studies with XHANCE in fourth quarter 2018 to support future Chronic Sinusitis indication Focus on executing our business strategy given our strong balance sheet 2018 Stands to be an Important Year Key Objectives for 2018

25 Investor Relations – NASDAQ: OPTN Analyst Coverage1 BMO: Gary Nachman Jefferies: David Steinberg Piper Jaffray: David Amsellem RBC: Randall Stanicky Optinose Investor Contact Jonathan Neely, VP, Investor Relations and Business Operations 267-521-0531 1 - Optinose is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Optinose or its management. Optinose does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. investors@optinose.com www.optinose.com At 31 December 2017: – $234.5 million in cash – 37.9 million common share o/s – Long-term debt, net: $71.9 million @optinose

Building a Leading ENT / Allergy Specialty Company Corporate Presentat ion M a r c h 1 3 , 2 0 1 8